UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 26, 2006
GOODRICH CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-892	34-0252680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (704) 423-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations And Financial Condition.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
Signatures
Press Release
Written Presentation
Press Release

Section 2 — Financial Information
Item 2.02. Results of Operations And Financial Condition.
      On October 26, 2006, Goodrich Corporation (“Goodrich”) issued a press release announcing its financial results for the third quarter 2006, updating its outlook for full year 2006 and announcing its 2007 outlook. A copy of the press release is furnished as Exhibit 99.1 hereto.
      Goodrich will host a conference call for investors and security analysts to discuss the financial results and outlook at 10:00 a.m. Eastern Time on October 26, 2006. By press releases dated October 12, 2006 and October 25, 2006, the public was invited to listen to the conference call by telephone or by live webcast accessed through the Investor Relations area of Goodrich’s website at www.goodrich.com. Additional written information regarding the financial results and outlook will be posted as a webcast presentation on the Investor Relations area of Goodrich’s website prior to the conference call. A copy of such presentation is furnished as Exhibit 99.2.
Section 8 — Other Events
Item 8.01. Other Events.
      On October 24, 2006, Goodrich announced that its Board of Directors had authorized the repurchase of up to $300 million of the company’s common stock. A copy of the press release is furnished as Exhibit 99.3 hereto.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit 99.1 Goodrich Corporation Press Release dated October 26, 2006 titled “Goodrich Announces Third Quarter 2006 Growth in Net Income per Diluted Share of 63 percent and Announces Full-year 2007 Outlook.”
Exhibit 99.2 Goodrich written presentation dated October 26, 2006 titled “Goodrich Corporation Third Quarter 2006 Results.”
Exhibit 99.3 Goodrich Press Release dated October 24, 2006 titled “Goodrich Announces Board Authorization to Repurchase up to $300 Million in Common Stock.”

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Signatures
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)

Date: October 26, 2006	By:	/s/ Scott E. Kuechle

Scott E. Kuechle Senior Vice President and Chief Financial Officer

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Exhibit Index
Exhibit 99.1 Goodrich Corporation Press Release dated October 26, 2006 titled “Goodrich Announces Third Quarter 2006 Growth in Net Income per Diluted Share of 63 percent and Announces Full-year 2007 Outlook.”
Exhibit 99.2 Goodrich written presentation dated October 26, 2006 titled “Goodrich Corporation Third Quarter 2006 Results.”
Exhibit 99.3 Goodrich Press Release dated October 24, 2006 titled “Goodrich Announces Board Authorization to Repurchase up to $300 Million in Common Stock.”

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